THIS AGREEMENT is made on 8 September 2003.

1. TWO WAY TV LIMITED, a company incorporated in England and Wales, whose registered office is at Beaumont House, Kensington Village, Avonmore Road, London W14 8TS ("TWTV") and;

2. ZONE4PLAY (CY) LIMITED, a company duly incorporated and organized under the laws of Cyprus (Registered No. 135752), having its principal place of business at 5 Hytron Street, Nicosia 1075, Cyprus ("Zone4Play (CY)"); and

3. ZONE4PLAY ISRAEL LIMITED, a company duly incorporated and organized under the laws of Israel (Registered No. 513131094), having its principal place of business at 3B Ha'Shlosha St., Tel Aviv 67060 ("Zone4Play Israel"); and

4. ZONE4PLAY (UK) LIMITED, a company duly incorporated and organized under the laws of England and Wales (Registered No. 4557980), having its principal place of business at 16 Theberton Street, Islington, London Ni OQX.

WHEREAS:

A. TWTV, Zone4Play (CY) and Zone4Play Israel are parties to an agreement dated the 10 March 2003 (the "Original Agreement") a copy of which is attached hereto.

B. The parties have agreed to novate the Original Agreement to Zone 4 Play (UK) Limited. THE PARTIES AGREE as follows:

1. INTERPRETATION

1.1 The headings in this Agreement do not affect its interpretation.

2.  NOVATION

2.1 This Agreement shall become effective at the last moment of time on the date of last signature (the "Effective Date").

2.2 With effect from the Effective Date and subject always to Clause 2.3 below,

2.2.1 Zone 4 Play (UK) shall perform Zone4Play (CY) and Zone4Play Israel's obligations under the Original Agreement and is bound by the terms of the Original Agreement in every way in place of Zone4Play (CY) and Zone4Play Israel including for the avoidance of doubt retrospectively from the commencement date of the Original Agreement;

2.2.2 TWTV releases and discharges Zone4Play (CY) and Zone4Play Israel from further performance of the Original Agreement and all liabilities, claims and demands howsoever arising under the Original Agreement from the Effective Date whether in contract, tort or otherwise, and accepts the liability of Zone 4 Play
(UK) under the Original Agreement in place of the liability of Zone4Play (CY) and Zone4Play Israel; and

2.2.3 TWTV will perform its obligations under the Original Agreement and be bound by the terms of the Original Agreement in every way as if Zone 4 Play (UK) had at all times been a party to the Original Agreement in place of Zone4Play
(CY) and Zone4Play Israel.

20030905 Novation to Zone4Play UK

2.3 Notwithstanding anything to the contrary herein Zone4Play (CY) and Zone4Play Israel agrees that if it has acquired any right of ownership, title or interest in TWTV's Intellectual Property Rights in any TWTV Property since the commencement date of the Original Agreement, it will assign to TWTV any such right or interest in any TWTV Property to TWTV and execute any documents in connection therewith that TWTV may request.

3. GOVERNING LAW AND JURISDICTION

3.1 This Agreement is governed by, and shall be construed in accordance with, English law.

3.2 The courts of England have exclusive jurisdiction to hear and decide any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, "Proceedings" and `Disputes") and, for these purposes, each party irrevocably submits to the jurisdiction of the courts of England.

3.3 Each party irrevocably waives any objection which it might at any time have to the courts of England being nominated as the forum to hear and decide any Proceedings and to settle any Disputes and agrees not to claim that the courts of England are not a convenient or appropriate forum.

4. ASSIGNMENT

Notwithstanding clause 13 of the Original Agreement (Assignment) Zone 4 Play
(UK) hereby acknowledges and agrees that TWTV may grant security over or assign by way of security all or any of its rights under the Original Agreement (the "Rights") for the purpose of or in connection with any financing arrangements (whether in whole or in part) by TWTV or concerning any of its working capital or other requirements. On the enforcement of any security of a kind referred to in this sub-clause 4 TWTV or any administrative receiver of TWTV or any person having the benefit of such security may assign all or any part of the Rights to any person provided that the liability of Zone 4 Play (UK) to any assignee in respect of the Rights shall not be greater than if no such assignment had taken place.

5. COUNTERPARTS

The Agreement may be executed in any number of counterparts each of which when executed and delivered is an original, but all the counterparts together constitute the same documents.

EXECUTED by the parties

/s/ Jean de Fougerolles
Signed by: Jean de Fougerolles (CEO)

a duly authorized representative of/for Two Way TV Limited

on behalf of      ( )

TWO WAYTV LIMITED ( )


Signed by         ( )

a duly authorized representative of/for and

on behalf of      ( )

ZONE4PLAY (CY) LIMITED

/s/ Shimon Citron

Signed by: Shimon Citron
a duly authorized representative of/for Zone4Play Israel Limited on behalf of

ZONE4PLAY ISRAEL LIMITED


/s/ Shimon Citron

Signed by: Shimon Citron
a duly authorized representative of/for Zone4Play (UK) Limited on behalf of

ZONE4PLAY (UK) LIMITED